EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation of our report dated April 16, 2012 accompanying the financial statements of this Form 10-K as of December 31, 2011 and for the period then ended.

/s/ Mark Bailey & Company, Ltd.

Mark Bailey & Company, Ltd.

Reno, Nevada